UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2020

BERKSHIRE HILLS BANCORP INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2020, Berkshire Hills Bancorp, Inc. (the “Company”), the holding company for Berkshire Bank (the “Bank”), announced that Richard M. Marotta, President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank, has stepped down from his employment and directorships with the Company and the Bank, effective immediately.
On August 13, 2020, the Company and the Bank entered into a Separation Agreement (the “Agreement”), under which Berkshire Bank will pay Mr. Marotta $4,700,000, less legally required withholdings, with $3,700,000 payable on the Bank’s first regular payroll following the Effective Date, which is defined in the Agreement as the first day after a customary 7-day revocation period, if no revocation by Mr. Marotta has occurred, and $1,000,000 payable on March 1, 2021.  Mr. Marotta and his dependents shall remain eligible to participate in the non-taxable medical and dental insurance programs offered by the Bank to its employees for thirty-two (32) months, at no cost to Mr. Marotta.  In addition, Mr. Marotta and his spouse were made one-hundred percent (100%) vested in the Bank’s Long-Term Care Insurance Plan, effective as of August 9, 2020.  The Agreement, a copy of which is enclosed as Exhibit 10.1 hereto and incorporated herein by reference, includes non-competition, non-solicitation, confidentiality, non-disparagement, claw back and release of claims provisions.  The foregoing summary is qualified in its entirety by the full text of the Agreement.
On August 10, 2020, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to disclose that it has appointed Sean Gray as Acting President and Chief Executive Officer, and the Bank has appointed Mr. Gray as Acting Chief Executive Officer, effective August 10, 2020.
The foregoing is not a complete description of the terms of the Agreement and such description is qualified in its entirety by the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation Agreement dated August 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: August 13, 2020	By:	/s/ Sean A. Gray
Sean A. Gray Acting Chief Executive Officer